                                                                     Exhibit 24

                              POWERS OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of Equity Security Units and their components consisting of debentures and common stock of the Registrant and a guarantee issued by the Registrant, contract to purchase common stock of the Registrant and Capital Securities of Prudential Financial Capital Trust I (collectively, the "Equity Security Units"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-1 and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of Equity Security Units, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                 Name                            Title                   Date
                 ----                            -----                   ----

        /s/ Arthur F. Ryan             Chairman, Chief Executive  September 26, 2001
______________________________________  Officer, President and
            Arthur F. Ryan              Director

      /s/ Richard J. Carbone           Chief Financial Officer    September 27, 2001
______________________________________  (Principal Financial
          Richard J. Carbone            Officer)

      /s/ Anthony S. Piszel            Controller                 September 27, 2001
______________________________________  (Principal Accounting
          Anthony S. Piszel             Officer)

      /s/ Franklin E. Agnew            Director                   September 30, 2001
______________________________________
          Franklin E. Agnew

      /s/ Frederic K. Becker           Director                   September 11, 2001
______________________________________
          Frederic K. Becker

     /s/ Gilbert F. Casellas           Director                   September 11, 2001
______________________________________
         Gilbert F. Casellas

       /s/ James G. Cullen             Director                   September 26, 2001
______________________________________
           James G. Cullen

      /s/ Carolyne K. Davis            Director                   September 11, 2001
______________________________________
          Carolyne K. Davis

       /s/ Allan D. Gilmour            Director                   September 11, 2001
______________________________________
           Allan D. Gilmour

     /s/ William H. Gray III           Director                   September 26, 2001
______________________________________
         William H. Gray III

        /s/ Jon F. Hanson              Director                   September 11, 2001
______________________________________
            Jon F. Hanson

                 Name                            Title                   Date
                 ----                            -----                   ----
        /s/ Glen H. Hiner              Director                   September 27, 2001
______________________________________
            Glen H. Hiner

     /s/ Constance J. Horner           Director                   September 11, 2001
______________________________________
         Constance J. Horner

       /s/ Gaynor N. Kelley            Director                   September 11, 2001
______________________________________
           Gaynor N. Kelley

      /s/ Burton G. Malkiel            Director                   September 11, 2001
______________________________________
          Burton G. Malkiel

      /s/ Ida F. S. Schmertz           Director                   September 11, 2001
______________________________________
          Ida F. S. Schmertz

      /s/ Charles R. Sitter            Director                   September 11, 2001
______________________________________
          Charles R. Sitter

      /s/ Donald L. Staheli            Director                   September 11, 2001
______________________________________
          Donald L. Staheli

     /s/ Richard M. Thomson            Director                   September 27, 2001
______________________________________
          Richard M. Thomson

        /s/ James A. Unruh             Director                   September 11, 2001
______________________________________
            James A. Unruh

        /s/ P. Roy Vagelos             Director                   September 11, 2001
______________________________________
            P. Roy Vagelos

     /s/ Stanley C. Van Ness           Director                   September 11, 2001
______________________________________
         Stanley C. Van Ness

       /s/ Paul A. Volcker             Director                   September 26, 2001
______________________________________
           Paul A. Volcker